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                                                         [PRIVATE EQUITY FUND I]

                                WARRANT AGREEMENT

        This WARRANT AGREEMENT (this "Agreement") dated as of June 2, 2005 is made by and between Vyteris Holdings (Nevada), Inc., a Nevada corporation ("Vyteris," the "Grantor" or the "Company") and Spencer Trask Private Equity Fund I, LP, a Delaware limited partnership ("Holder").

        1. GRANT. This Warrant is being granted in connection with a loan made pursuant to a certain senior secured promissory note dated June 2, 2005 (the "Note"), with respect to a $75,000 loan made by the Holder to the Company. Subject to the terms and conditions hereinafter set forth, the Holder is hereby granted the right to purchase, initially 938 shares of Vyteris common stock subject to the increases discussed in Section 2 below. In the event that the number of shares subject to this Warrant is so increased, the Holder shall surrender its Warrant Certificates (as hereinafter defined) to the Company and the Company shall reissue to the Holder a new Warrant Certificate reflecting the increased amount of shares subject to the Warrant and the new Exercise Price (as defined in Section 5.2 hereof) of the Warrant.

        2. WARRANT CERTIFICATES. Simultaneously with the signing of this Agreement, the Company shall issue to the Holder a warrant certificate (the "Warrant Certificate") evidencing the Holder's right to purchase 938 shares of Vyteris common stock. Unless the Outstanding Balance has been paid in full on or before the July 2, 2005, the Company shall issue to the Holder an additional Warrant Certificate evidencing the Holder's right to purchase an additional 946 shares of Vyteris Common Stock. Additionally, if the Outstanding Balance has not been paid in full on or before the Maturity Date (as defined in the Note), the Company shall issue to the Holder an additional Warrant Certificate evidencing the Holders right to purchase an additional 6,496 shares of Vyteris Common Stock. Each Warrant Certificate delivered and to be delivered pursuant to this Agreement shall be in the form set forth in EXHIBIT A attached hereto and made a part hereof, with such appropriate insertions, omissions, substitutions, and other variations as required or permitted by this Agreement.

        3.      EXERCISE OF THE WARRANTS.

        3.1 METHOD OF EXERCISE. The Warrants are initially exercisable for Warrant Shares at the Exercise Price, subject to adjustment as provided in
Section 7 hereof, payable by certified or official bank check or cash. Upon surrender of a Warrant Certificate with the annexed Form of Election to Purchase duly executed, together with payment of the Exercise Price for the Warrant Shares at the Company's principal offices, currently at 13-01 Pollitt Drive, Fair Lawn, New Jersey 07410, the registered holder of a Warrant Certificate ("Holder" or "Holders") shall be entitled to receive a certificate or certificates for the Warrant Shares so purchased. The purchase rights represented by each Warrant Certificate are exercisable at the option of the Holder(s) thereof, in whole or in part (but not as to fractional shares of the Warrant Shares). The Warrants may be exercised to purchase all or part of the Warrant Shares represented thereby. In the case of purchase of less than all the Warrant Shares purchasable under any Warrant Certificate, the

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Company shall cancel such Warrant Certificate upon the surrender thereof and shall execute and deliver a new Warrant Certificate of like tenor for the balance of the Warrant Shares.

        3.2 NET EXERCISE BY SURRENDER OF THE WARRANTS. In addition to the method of payment set forth in Section 3.1 and in lieu of any cash payment required thereunder, the Holder(s) of the Warrants shall have the right at any time and from time to time to exercise the Warrants in full or in part by surrendering a Warrant Certificate in the manner specified in Section 3.1 in exchange for the number of Warrant Shares computed by using the following formula:

                                    X = Y (A - B)
                                        ---------
                                            A

        Where   X   =   the number of Warrant Shares to be issued to the
                        Holder(s) pursuant to the net exercise.

                Y   =   the number of Warrant Shares subject to the Warrant
                        being exercised or, if only a portion of such Warrant is being exercised, the portion of such Warrant being canceled (at the time of such calculation).

                A   =   the Fair Market Value of one share of Common Stock (at
                        the date of exercise).

                B   =   the Exercise Price (as adjusted to the date of such
                        calculation).

        For purposes of this Section 3.2, the "Fair Market Value" of one share of Common Stock shall equal: (i) the average of the closing sale price of the Common Stock (or any other security for which the Warrants are then exercisable) as quoted on the Nasdaq Stock Market or in the Over-The-Counter Market or the closing price quoted on any national securities exchange on which such securities are listed, whichever is applicable, for the five trading days immediately prior to the date of exercise or, (ii) if no sales take place on any such trading day, the average of the closing bid and asked prices on such trading day; or (iii) if the Common Stock (or any other security for which the Warrants are then exercisable) is not quoted on the Nasdaq Stock Market or Over-The-Counter or on a national securities exchange, the Fair Market Value of the Common Stock shall be established in good faith by the disinterested members of the Company's Board of Directors.

        3.3. EXERCISE PERIOD. The shall be exercisable, in whole or in part, during the term commencing on the Warrant Issue Date and ending on the date five
(5) years after the Warrant Issue Date (the "Expiration Time").

        4.      ISSUANCE OF CERTIFICATES.

        4.1 In the event of any exercise of the rights represented by the Warrants, as promptly as practicable on or after the date of exercise and in any event within ten (10) business days thereafter, the Company at its expense shall issue and deliver to the Person or Persons (as


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hereinafter defined) entitled to receive the same a certificate or certificates representing the number of Warrant Shares issued upon such exercise. In the event that the Warrants are exercised in part, as promptly as practicable on or after the date of exercise and in any event within ten (10) business days thereafter, the Company at its sole expense will execute and deliver new Warrants Certificates of like tenor exercisable for the number of Warrant Shares for which the Warrants may then be exercised. As used herein, the term "Person" or "Persons" means any individual or any corporation, partnership, trust, limited liability company or other entity or organization of any kind.

        4.2 The issuance of the Warrant Shares upon the exercise of the Warrants, and the delivery of certificates or other instruments representing such Warrant Shares, shall be made without charge to the Holder(s) for any tax or other charge of whatever nature in respect of such issuance and the Company shall bear any such taxes in respect of such issuance.

        5.      EXERCISE PRICE.

        5.1 INITIAL AND ADJUSTED EXERCISE PRICE. Except as otherwise provided in Section 7 hereof, the Warrants shall be exercisable to purchase Warrant Shares at an initial price of $4.00 per share; PROVIDED, however, that if the Outstanding Balance is not repaid on or before August 1, 2005, the Exercise Price shall be adjusted to $3.58 per share. The adjusted Exercise Price shall be the price that shall result from time to time from any and all adjustments of the initial Exercise Price in accordance with the provisions of
Section 7 hereof.

        5.2 EXERCISE PRICE. The term "Exercise Price" herein shall mean the initial exercise price or the adjusted exercise price, each as described in
Section 5.1 above, depending upon the context.

        6.      TRANSFER OF SECURITIES

        6.1 LEGENDS. Each Holder, by acceptance of a Warrant Certificate, covenants and agrees that it is acquiring the Warrants evidenced thereby and the Warrant Shares for its own account as an investment and not with a view to the distribution thereof. The Warrants and Warrant Shares have not been registered under the Securities Act of 1933 (the "Act"), or any state securities laws and no transfer of any Warrant or Warrant Shares shall be permitted unless the Company has received notice of such transfer, at the address of its principal office set forth in Section 3.1 hereof, in the form of assignment attached hereto, accompanied by an opinion of counsel reasonably satisfactory to the Company that an exemption from registration of such Warrant or Warrant Shares under the Act is available for such transfer.

                THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR THE SECURITIES LAWS OF ANY STATE. THE SECURITIES MAY NOT BE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE ISSUER THAT APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND SUCH LAWS IS AVAILABLE.


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                THE TRANSFER, EXCHANGE AND EXERCISE OF THE WARRANTS REPRESENTED
                BY THIS CERTIFICATE ARE RESTRICTED IN ACCORDANCE WITH THE WARRANT AGREEMENT REFERRED TO HEREIN.

        6.2 REMOVAL OF LEGEND. Upon request of a Holder of a certificate with the legends required by Section 6.1 hereof, the Company shall issue to such Holder a new certificate therefor free of any transfer legend, if, with such request, the Company shall have received an opinion of counsel satisfactory to the Company in form and substance to the effect that any transfer by such Holder of the shares evidenced by such certificate will not violate the Act and any applicable state securities laws. Any purported transfer of any Warrant or Warrant Shares not in compliance with the provisions of this Section 6 shall be null and void.

        7. ADJUSTMENT OF EXERCISE PRICE OF THE WARRANT SHARES. The Exercise Price of the Warrant Shares shall be subject to adjustment from time to time upon the occurrence of certain events, as follows:

                (a) ADJUSTMENT FOR RECLASSIFICATION, CONSOLIDATION OR MERGER. If while any Warrant, or any portion thereof, remains outstanding and unexpired there shall be (i) a reorganization or recapitalization (other than a combination, reclassification, exchange or subdivision of shares otherwise provided for herein), (ii) a merger or consolidation of the Company with or into another Person in which the Company is not the surviving entity, or a reverse merger in which the Company is the surviving entity but the shares of the Company's capital stock outstanding immediately prior to the merger are converted by virtue of the merger into other property, whether in the form of securities, cash, or otherwise, or (iii) a sale or transfer of the Company's properties and assets as, or substantially as, an entirety to any other Person in one transaction or a series of related transactions, then, as a part of such reorganization, recapitalization, merger, consolidation, sale or transfer, unless otherwise directed by the Holder(s), all necessary or appropriate lawful provisions shall be made so that the Holder(s) shall thereafter be entitled to receive upon exercise of its Warrant, during the period specified herein and upon payment of the Exercise Price then in effect, the greatest number of shares of stock or other securities or property that a holder of Warrant Shares deliverable upon exercise of such Warrant would have been entitled to receive in such reorganization, recapitalization, consolidation, merger, sale or transfer if such Warrants had been exercised immediately prior to such reorganization, recapitalization, merger, consolidation, sale or transfer, all subject to further adjustment as provided in this Section 7. If the per share consideration payable to the Holder(s) for Warrant Shares in connection with any such transaction is in a form other than cash or marketable securities, then the value of such consideration shall be determined in good faith by the Company's Board of Directors. The foregoing provisions of this paragraph shall similarly apply to successive reorganizations, recapitalizations, consolidations, mergers, sales and


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transfers and to the stock or securities of any other corporation that are at the time receivable upon the exercise of such Warrant. In all events, appropriate adjustment shall be made in the application of the provisions of the Warrants (including adjustment of the Exercise Price and number of Warrant Shares purchasable pursuant to the terms and conditions of the Warrants) with respect to the rights and interests of the Holder(s) after the transaction, to the end that the provisions of each Warrant shall be applicable after that event, as near as reasonably may be, in relation to any shares or other property deliverable or issuable after such reorganization, recapitalization, merger, consolidation, sale or transfer upon exercise of each Warrant.

                (b) ADJUSTMENTS FOR SPLIT, SUBDIVISION OR COMBINATION OF WARRANT SHARES. If the Company at any time while the Warrants, or any portion thereof, remain outstanding and unexpired shall split or subdivide any class of securities as to which purchase rights under the Warrants exist, into a different number of securities of the same class, the number of shares of such class issuable upon exercise of the Warrants immediately prior to such split or subdivision shall be proportionately adjusted and the Exercise Price for such class of securities shall be proportionately adjusted. If the Company at any time while the Warrants, or any portion thereof, remain outstanding and unexpired shall combine any class of securities as to which purchase rights under this Agreement exist, into a different number of securities of the same class, the number of shares of such class issuable upon exercise of The Warrants immediately prior to such combination shall be proportionately adjusted and the Exercise Price for such class of securities shall be proportionately adjusted.

                (c) ADJUSTMENTS FOR DIVIDENDS IN STOCK OR OTHER SECURITIES OR PROPERTY. If while the Warrants, or any portion thereof, remain outstanding and unexpired, the Holders shall have received, or, on or after the record date fixed for the determination of eligible stockholders, shall have become entitled to receive, without payment therefore, other or additional stock or other securities or property (other than cash) of the Company by way of dividend, then and in each case, the Warrants shall represent the right to acquire, in addition to the number of shares of such class of security receivable upon exercise of the Warrants, and without payment of any additional consideration therefore, the amount of such other or additional stock or other securities or property (other than cash) of the Company that such holder would hold on the date of such exercise had it been the holder of record of the class of security receivable upon exercise of the Warrants on the date hereof and had thereafter, during the period from the date hereof to and including the date of such exercise, retained such shares and/or all other additional stock available by it as aforesaid during said period, giving effect to all adjustments called for during such period by the provisions of this Section 7.

                (d) ADJUSTMENT OF EXERCISE PRICE UPON ISSUANCE OF ADDITIONAL SHARES OF COMMON STOCK. If while the Warrants, or any portion thereof, remain outstanding and unexpired, the Company shall issue Additional Shares of Common Stock (as hereinafter defined) without consideration or for a consideration per share less than the then-applicable Exercise Price, then and in such event, such Exercise Price shall be reduced, concurrently with such issue, to a price (rounded up to the nearest cent) determined by multiplying the then-applicable Exercise Price by a fraction, (i) the numerator of which shall be the number of shares of the Company's Common Stock issued and outstanding (on an as-converted, fully-diluted basis) immediately prior to such


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issuance plus the quotient obtained by dividing (x) the aggregate consideration received by the Company for the total number of Additional Shares of Common Stock so issued by (y) the Exercise Price, and (ii) the denominator of which shall be the number of shares of the Common Stock issued and outstanding (on a fully-diluted basis) immediately prior to such issuance plus the number of Additional Shares of Common Stock so issued.

        For the purposes hereof "Additional Shares of Common Stock" shall mean all shares of Common Stock, or options, rights, warrants to subscribe for common stock, or securities convertible into or exchangeable for shares of common stock, actually issued by the Company on or after the date hereof, other than shares of common stock issued at any time:

                (i)     upon exercise of the Warrants;

                (ii) pursuant to the exercise of options, warrants or other common stock purchase rights issued (or to be issued) to employees, officers or directors of, or consultants or advisors to, or any strategic ally of, the Company pursuant to any stock purchase or stock option plan or other arrangement approved by the Board of Directors;

                (iii) pursuant to the exercise of options, warrants or any evidence of indebtedness, shares of capital stock (other than common stock) or other securities convertible into or exchangeable for the Company's common stock; or

                (iv) in connection with the acquisition of all or part of another entity by stock acquisition, merger, consolidation or other reorganization, or by the purchase of all or part of the assets of such other entity (including securities issued to persons formerly employed by such other entity and subsequently hired by the Company and to any brokers or finders in connection therewith) where the Company or its stockholders own more than fifty (50%) percent of the voting power of the acquired, surviving, combined or successor company.

                (e) NOTICE OF ADJUSTMENTS. Upon any adjustment of the Exercise Price and any increase or decrease in the number of Warrant Shares purchasable upon the exercise of the Warrants, then, and in each such case, the Company, within 30 days thereafter, shall give written notice thereof to the Holder(s) at the address of such Holder(s) as shown on the books of the Company which notice shall state the Exercise Price as adjusted and, if applicable, the increased or decreased number of Warrant Shares purchasable upon the exercise of the Warrants, setting forth in reasonable detail the method of calculation of each.

        8.      REGISTRATION RIGHTS.

                8.1 PIGGYBACK REGISTRATION. If, at any time commencing after the date hereof until the Expiration Time, the Company proposes to register any of its securities under the Securities Act of 1933, as amended (the "Act"), (other than in connection with a merger, pursuant to Form S-8, S-4 or comparable registration statement) it will give written notice by registered mail, at least thirty (30) business days prior to the filing of each such registration statement, to the registered Holder of the Warrant Shares of its intention to do so. If the Holder


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of the Warrant Shares notifies the Company within twenty (20) days after receipt of any such notice of its desire to include any Warrant Shares in such proposed registration statement, the Company shall afford the Holder of the Warrant
Shares the opportunity to have any such Warrant Shares registered under such registration statement.

                        Notwithstanding the provisions of this Section 8.1, (A) the Company shall have the right any time after it shall have given written notice pursuant to this Section 8.1 (irrespective of whether a written request for inclusion of any such securities shall have been made) to elect to postpone or not to file any such proposed registration statement, or to withdraw the same after filing but prior to the effective date thereof and (B) if the underwriter or underwriters, if any, of any such proposed public offering shall be of the reasonable opinion that the total amount or kind of securities held by the Holders of Warrant Shares and any other persons or entities entitled to be included in such public offering would adversely affect the success of such public offering, then the amount of securities to be offered for the accounts of Holders of Warrant Shares shall be reduced pro rata to the extent necessary to reduce the total amount of securities to be included in such public offering to the amount reasonably recommended by the underwriter or underwriters thereof, whereupon the Company shall only be obligated to register such limited portion (which may be none) of the Warrant Shares with respect to which such holder has provided notice pursuant to this Section 8.1. In no event shall the Company be required pursuant to this Section 8.1 to reduce the amount of securities to be registered by it.

                8.2. COVENANTS OF THE COMPANY WITH RESPECT TO REGISTRATION. In connection with any registration under the previous paragraph, the Company covenants and agrees as follows: (i) the Company shall use its best efforts to file a registration statement as soon as practicable and shall use its best efforts to have any registration statement declared effective at the earliest possible time, and shall furnish Holder desiring to sell the Warrant Shares such number of prospectuses as shall reasonably be requested; (ii) the Company shall pay all costs (excluding fees and expenses of Holder's counsel and any underwriting or selling commissions or other charges of any broker-dealer acting on behalf of such Holder), fees and expenses in connection with all registration statements filed pursuant to the previous paragraph including, without limitation, the Company's legal and accounting fees, printing expenses, blue sky fees and expenses; (iii) the Company shall take all necessary action which may be required in qualifying or registering the Warrant Shares included in the registration statement for offering and sale under the securities or blue sky laws of such states as reasonably are requested by the Holder, provided that the Company shall not be obligated to execute or file any general consent to service of process or to qualify as a foreign corporation to do business under the laws of any such jurisdiction; (iv) the Company shall indemnify the Holder of the Warrant Shares to be sold pursuant to any registration statement and each person, if any, who controls such Holder within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act of 1934, as amended (the "Exchange Act"), against all loss, claim, damage, expense or liability (including all expenses reasonably incurred in investigating, preparing or defending against any claim whatsoever) to which any of them may become subject which relate to any registration statement(s) prepared in connection herewith; (v) the Holder of the Warrant Shares to be sold pursuant to a registration statement, and their successors and assigns, shall severally and not jointly indemnify the Company, its officers and directors and each person, if any, who controls the Company within the meaning of Section 15 of the Act or


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Section 20(a) of the Exchange Act, against all loss, claim, damage or expense or liability (including all expenses reasonably incurred in investigating, preparing or defending against any claim whatsoever) to which they may become subject under the Act, the Exchange Act or otherwise, arising from any information furnished by or on behalf of such Holder, or their successors or assigns, for specific inclusion in such a registration statement; (vi) nothing contained in this Warrant shall be construed as requiring the Holder to exercise this Warrant prior to the initial filing of any registration statement or the effectiveness thereof; (vii) the Company shall prepare and file with the Securities and Exchange Commission (the "Commission") such amendments, post-effective amendments and supplements to the registration statement and the prospectus included therein as may be necessary to keep the registration statement effective until the later of (i) the date when all Warrant Shares registered have been sold or (ii) until such time as the Warrant Shares are free of restriction on resale under the Act (by removal of all restrictive legends, instructions to transfer or otherwise) pursuant to Rule 144; and comply with the provisions of the Act with respect to the disposition of all securities covered by such registration statement during the applicable period in accordance with the intended method or methods of distribution by the sellers thereof as set forth in such registration statement or supplement of the prospectus; (viii) the Company shall furnish to the Holder participating in an offering including Warrant Shares and to each underwriter, if any, a signed counterpart, addressed to the Holder or underwriter, of (A) an opinion of counsel to the Company, dated the effective date of such registration statement (and, if such registration includes an underwritten public offering, an opinion dated the date of the closing under the underwriting agreement), and (B) a "cold comfort" letter dated the effective date of such registration statement (and, if such registration includes an underwritten public offering, a letter dated the date of the closing under the underwriting agreement) signed by the independent public accountants who have issued a report on the Company's financial statements included in such registration statement, in each case covering substantially the same matters with respect to such registration statement (and the prospectus included therein) and, in the case of such accountants' letter, with respect to events subsequent to the date of such financial statements, as are customarily covered in opinions of issuer's counsel and in accountants' letters delivered to underwriters in underwritten public offerings of securities; (vii) the Company shall, as soon as practicable after the effective date of a registration statement relating to any Warrant Shares pursuant to the previous paragraph, and in any event within fifteen (15) months thereafter, use its reasonable efforts to make "generally available to its security holders" (within the meaning of Rule 158 under the Act) an earnings statement (which need not be audited) complying with Section 11(a) of the Act and covering a period of at least (12) consecutive months beginning after the effective date of the registration statement; and (viii) upon the written request of the Holder, the Company shall deliver promptly to the Holder participating in an offering including any Warrant Shares pursuant to the previous paragraph who so requests and to the managing underwriter, copies of all correspondence between the Commission and the Company, its counsel or auditors and all memoranda relating to discussions with the Commission or its staff with respect to the registration statement and shall permit the Holder and underwriter to do such investigation, upon reasonable advance notice, with respect to information contained in or omitted from the registration statement as it deems reasonably necessary to comply with applicable securities laws or rules of the National Association of Securities Dealers, Inc. ("NASD"). Such investigation shall include access to books, records and properties and


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opportunities to discuss the business of the Company with its officers and independent auditors, all to such reasonable extent and at such reasonable times and as often as any such Holder shall reasonably request as it deems necessary to comply with applicable securities laws and NASD rules.

        9. EXCHANGE AND REPLACEMENT OF WARRANT CERTIFICATES. Each Warrant Certificate is exchangeable without expense, upon the surrender thereof by the registered Holder(s) at the principal office of the Company, for a new Warrant Certificate of like form, tenor and date representing in the aggregate the right to purchase the same number of securities in such denominations as shall be designated by the Holder(s) thereof at the time of such surrender.

        Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of any Warrant Certificate, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it, and reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of the Warrants, if mutilated, the Company will make and deliver a new Warrant Certificate of like form and tenor in lieu thereof.

        10. FRACTIONAL SHARES. No fractional shares will be issued in connection with any exercise hereunder. Instead, the Company shall pay to Holder(s) an amount in cash equal to any fractional share to which the Holder(s) would be entitled, multiplied by the Fair Market Value of the Common Stock.

        11. STOCK FULLY PAID; RESERVATION OF SHARES. The Company shall at all times reserve and keep available out of its authorized Common Stock, solely for the purpose of issuance upon the exercise of the Warrants, such number of Warrant Shares into which Warrants are exercisable. The Company covenants and agrees that, upon exercise of the Warrants and payment of the Exercise Price therefore, all shares of Common Stock shall be duly and validly issued, fully paid, non-assessable and not subject to the preemptive rights of any stockholder.

        12. RIGHTS OF STOCKHOLDERS. Except as expressly provided in Section 3 hereof, no Holder, as such, shall be entitled to vote or receive dividends or be deemed the holder of the Warrant Shares or any other securities of the Company that may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained herein be construed to confer upon the Holder(s), as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of stock, change of par value, consolidation, merger, conveyance, or otherwise) or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until the Warrants shall have been exercised and the Warrant Shares purchasable upon the exercise thereof shall have been issued, as provided herein.

        13. NOTICES. All notices, requests, consents and other communications hereunder shall be in writing and shall be deemed to have been duly made when delivered, or mailed by registered or certified mail, return receipt requested:


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        13.1    If to a registered Holder(s) of the Warrants, to the address of such Holder(s) as shown on the books of the Company; or

        13.2 If to the Company, at 13-01 Pollitt Drive, Fair Lawn, New Jersey 07410, Attention: Vincent L. DeCaprio Ph.D., President, or Michael McGuinness, Chief Financial Officer, or at such other address as may have been furnished in writing by the Company, with a copy to Lowenstein Sandler PC, 65 Livingston Avenue, Roseland, New Jersey 07068, Attention: Peter H. Ehrenberg, Esq.; or

        14. SUPPLEMENTS AND AMENDMENTS. The Company may from time to time supplement or amend this Agreement without the approval of any Holder(s) in order to cure any ambiguity, to correct or supplement any provision contained herein which may be defective or inconsistent with any provision herein, or to make any other provisions in regard to matters or questions arising hereunder which the Company may deem necessary or desirable and which the Company deems shall not adversely affect the interests of the Company and/or the Holder(s). Other amendments to this Agreement may be made only with the written consent of the Company and the Holder(s) of the majority of the outstanding Warrant Shares issuable upon exercise of the Warrants.

        15. SUCCESSORS. All the covenants and provisions of this Agreement shall be binding upon and inure to the benefit of the Company, the Holder(s) and their respective successors and assigns hereunder.

        16. TERMINATION. This Agreement shall terminate at the close of business on the expiration time.

        17. GOVERNING LAW. This Agreement shall be governed by and construed, interpreted and enforced in accordance with the law of the State of New Jersey and the federal law of the United States without regard to the law of any other jurisdiction.

        18. WAIVER OF TRIAL BY JURY AND CLAIMS TO CERTAIN DAMAGES. THE BORROWER KNOWINGLY, VOLUNTARILY, INTENTIONALLY AND IRREVOCABLY WAIVES EACH RIGHT THE BORROWER MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO, AND EACH RIGHT TO ASSERT ANY CLAIM FOR DAMAGES (INCLUDING, BUT NOT LIMITED TO, PUNITIVE DAMAGES) IN ADDITION TO ACTUAL DAMAGES IN, ANY ACTION OR OTHER LEGAL PROCEEDING, WHETHER BASED ON ANY CONTRACT OR NEGLIGENT, INTENTIONAL OR OTHER TORT OR OTHERWISE, ARISING OUT OF OR OTHERWISE RELATING TO (A) THE CREDIT, ANY LOAN OR COLLATERAL, THIS NOTE OR ANY OTHER WRITING HERETOFORE OR HEREAFTER EXECUTED IN CONNECTION WITH THE CREDIT OR ANY LOAN OR COLLATERAL, (B) ANY TRANSACTION ARISING OUT OF OR OTHERWISE RELATING TO THE CREDIT, ANY LOAN OR COLLATERAL, THIS NOTE OR ANY SUCH OTHER WRITING OR (C) ANY NEGOTIATION, ADMINISTRATION,

PERFORMANCE OR ENFORCEMENT OF THE CREDIT, ANY LOAN OR COLLATERAL, THIS NOTE OR ANY SUCH OTHER WRITING.

        19. ENTIRE AGREEMENT; MODIFICATION. This Agreement contains the entire understanding between the parties hereto with respect to the subject matter hereof and may not be modified or amended except as provided in Section 13 hereof.

        20. SEVERABILITY. If any provision of this Agreement shall be held to be invalid and unenforceable, such invalidity or unenforceability shall not affect any other provision of this Agreement.

        21. CAPTIONS. The caption headings of the Sections of this Agreement are for convenience of reference only and are not intended, nor should they be construed, as a part of this Agreement and shall be given no substantive effect.

        22. BENEFITS OF THIS AGREEMENT. Nothing in this Agreement shall be construed to give to any person, entity or corporation other than the Company and any registered Holder(s) of the Warrant Certificates, Warrant Shares any legal or equitable right, remedy or claim under this Agreement; and this Agreement shall be for the sole and exclusive benefit of the Company and the Holder(s) of the Warrant Certificates or Warrant Shares.

        23. COUNTERPARTS. This Agreement may be executed in any number of counterparts and each of such counterpart shall for all purposes be deemed to be an original, and such counterparts shall together constitute but one and the same instrument.

        24. ASSIGNMENT. Any Person or Persons to whom the Warrants are transferred by a Holder shall agree to be bound by all of the provisions hereof; and the transferring Holder shall not transfer any Warrants unless the transferring Holder first provides a written instrument to the Company notifying the Company of such transfer pursuant to which the transferee agrees in writing to be bound by the terms of this Agreement.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

        IN WITNESS WHEREOF, the parties hereto have caused this Warrant Agreement to be duly executed as of the day and year first above written.

                                VYTERIS HOLDINGS (NEVADA), INC.



                                By: /s/ Vincent DeCaprio, Ph.D
                                    --------------------------
                                    Name: Vincent DeCaprio, Ph.D.
                                    Title: President and Chief Executive Officer


                                HOLDER:

                                SPENCER TRASK PRIVATE EQUITY
                                ACCREDITED FUND III LLC
                                By:

                                By: /s/ William P. Dioguardi
                                    ------------------------
                                    Name:  William P. Dioguardi
                                    Title:

                                    EXHIBIT A

                          [FORM OF WARRANT CERTIFICATE]

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR THE SECURITIES LAWS OF ANY STATE. THE SECURITIES MAY NOT BE TRANSFERRED EXCEPT PURSUANT TO (i) AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR (ii) AN OPINION OF COUNSEL, REASONABLY SATISFACTORY TO THE ISSER, THAT AN APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND SUCH LAWS IS AVAILABLE.

THE TRANSFER, EXCHANGE AND EXERCISE OF THE WARRANTS REPRESENTED BY THIS CERTIFICATE ARE RESTRICTED IN ACCORDANCE WITH THE WARRANT AGREEMENT REFERRED TO HEREIN.

No. St-__                                                        _______Warrants
                                                              _________ __, 2005

                               WARRANT CERTIFICATE

        This Warrant Certificate certifies that _________________________, or its registered assigns, is the registered holder of ____________________ warrants (the "Warrants") to purchase initially, at any time after the date hereof ("Warrant Issue Date") until 5:30 p.m. New York time on ____________ __, 2009 (the "Expiration Date"), up to ___________ fully paid and non-assessable shares of Common Stock, $0.0001 par value per share ("Common Stock") of the Company, at the initial exercise price, subject to adjustment in certain events (the "Exercise Price"), of $4.00 upon surrender of this Warrant Certificate and payment of the Exercise Price at an office or agency of the Company, or by surrender of this Warrant Certificate in lieu of cash payment, but subject to the conditions and adjustments set forth in the Warrant Agreement dated as of May __, 2005, entered into by and among the Company and each holder of Warrants (the "Warrant Agreement"). Except as otherwise provided in Section 3.2 of the Warrant Agreement, payment of the Exercise Price shall be made by certified or official bank check in New York Clearing House funds payable to the order of the Company.

        No Warrant may be exercised after 5:30 p.m. (New York time) on the Expiration Date, at which time the Warrants evidenced hereby, unless exercised prior thereto, shall thereafter be void.

        The Warrants evidenced by this Warrant Certificate are part of a duly authorized issue of Warrants issued pursuant to the Warrant Agreement, which Warrant Agreement is hereby incorporated by reference in and made a part of this instrument and to which reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Company and the registered holder(s) of the Warrants.

        As set forth in Section 7 of in the Warrant Agreement, certain adjustments may be made to the Exercise Price and the type and/or number of the Company's securities issuable upon their exercise. In the event of such an adjustment, the Company will, at the request of the holder, issue a new Warrant Certificate evidencing the adjustment in the Exercise Price and the number and/or type of securities issuable upon the exercise of the Warrants; PROVIDED, HOWEVER, that the failure of the Company to issue such new Warrant Certificates shall not in any way change, alter or otherwise impair the rights of the holder as set forth in the Warrant Agreement.

        Upon due presentment of transfer of this Warrant Certificate and the executed form of assignment attached hereto at an office or agency of the Company, a new Warrant Certificate or Warrant Certificates of like form and tenor and evidencing in the aggregate a like number of Warrants shall be issued to the transferee(s) in exchange for this Warrant Certificate, subject to the limitations provided herein and in the Warrant Agreement, without any charge except for any tax or other governmental charge imposed in connection with such transfer.

        Upon the exercise of less than all of the Warrants evidenced by this Warrant Certificate, the Company shall forthwith issue to the holder hereof a new Warrant Certificate representing such number of unexercised Warrants.

        The Company may deem and treat the registered holder(s) hereof as the absolute owner(s) of this Warrant Certificate (notwithstanding any notation of ownership or other writing hereon made by anyone), for the purpose of any exercise hereof, and of any distribution to the holder(s) hereof, and for all other purposes, and the Company shall not be affected by any notice to the contrary.

        All capitalized terms used and not defined in this Warrant Certificate shall have the meanings ascribed to them in the Warrant Agreement.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

        IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be duly executed as of _____________ __, 200_.

                                        VYTERIS, INC.


                                        By:
                                            ------------------------------------
                                            Name: Vincent L. DeCaprio, Ph.D.
                                            Title: President

Attest:


-------------------------
Secretary

                         [FORM OF ELECTION TO PURCHASE]

TO:     Vyteris, Inc.
        Attention:  President



        1. The undersigned hereby irrevocably elects to exercise the right, represented by the attached Warrant Certificate, to purchase _______________ (leave blank if you choose Alternative No. 2 below) shares of Common Stock pursuant to the terms of the Warrant Agreement entered into by and among Vyteris, Inc. and the holders of the Warrants, dated __________ ___, 200__ (the "Warrant Agreement"), and tenders herewith payment of the purchase price of such shares in full. (Initial here if the undersigned elects this alternative).
_________

        2. In lieu of exercising the attached Warrant Certificate for cash or check, the undersigned hereby elects to effect the net exercise provision set forth in Section 3.2 of the Warrant Agreement and receive ____________ (leave blank if you choose Alternative No. 1 above) shares of Common Stock of the Company. (Initial here if the undersigned elects this alternative). ___________

        Capitalized terms used and not herein defined shall have the meanings ascribed to them in the Warrant Agreement.

        Please issue a certificate or certificates representing said securities in the name of the undersigned or in such other name as is specified below:

                    -----------------------------------------
                                     (Name)


                    -----------------------------------------

                    -----------------------------------------
                                    (Address)


                                       -----------------------------------------
                                       (Signature and Date)

                                       (Signature must conform in all respects
                                       to name of holder as specified on the
                                       face of the Warrant Certificate)


                                       -----------------------------------------
                                       (Insert Social Security or Other
                                       Identifying Number of Holder)

                              [FORM OF ASSIGNMENT]

             (To be executed by the registered holder if such holder
                  desires to transfer the Warrant Certificate)

        FOR VALUE RECEIVED ________________________________ (the "Transferor")
hereby sells, assigns and transfers unto _____________________________________
(the "Transferee")

                  (Please print name and address of transferee)

this Warrant Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint ______________________ as its Attorney to transfer the within Warrant Certificate on the books of Vyteris, Inc., with full power of substitution. The Transferor has provided a written instrument to the Company notifying the Company of such transfer and pursuant to which the Transferee hereunder has agreed in writing to be bound by the terms of the Warrant Agreement dated __________ __, 200__ by, between and among Vyteris, Inc., a Delaware corporation, and the holders of the Warrants a copy of which has been provided to the Transferee by the Transferor.



Dated:                          Signature_______________________________________
                                (Signature must conform in all respects to name of holder as specified on the face of the Warrant Certificate)

                                ________________________________________________
                                (Insert Social Security or other Identifying
                                Number of Holder)